                                                                    EXHIBIT 99.1




                              FORM OF PROXY CARD


                                 [TELXON LOGO]


                              TELXON CORPORATION
                                SPECIAL MEETING
                                      , 2000
                                        A.M.
                                [INSERT ADDRESS]


              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
         FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD      , 2000

The undersigned stockholder hereby appoints John W. Paxton, Sr. and Woody M. McGee, or any of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes any of them to represent and to vote, as provided on the reverse side hereof, all of the Common Stock of Telxon
Corporation which the undersigned, as of      , 2000, the Record Date for the
Special Meeting, is entitled to vote at the Special Meeting of Stockholders to
be held on      , 2000 or any adjournment or postponement thereof.







            IMPORTANT--THIS PROXY IS CONTINUED ON THE REVERSE SIDE. PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN TODAY.


                   [arrow up] FOLD AND DETACH HERE [arrow up]

            THIS PROXY, WHEN PROPERLY EXECUTED AND TIMELY RETURNED,
                  WILL BE VOTED IN THE MANNER DIRECTED HEREIN
                              BY THE STOCKHOLDER.
               IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
                             "FOR" ITEMS 1 AND 2.

                              TELXON CORPORATION
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.






        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH ITEM BELOW.



                                                                      FOR     WITHHELD     AGAINST

1.   Approval and adoption of the merger and the merger               [ ]        [ ]          [ ]
     agreement among Symbol Technologies, Inc., TX
     Acquisition Corporation and Telxon Corporation.
                                                                      FOR     WITHHELD     AGAINST

2.   To adjourn the meeting, if necessary, to solicit additional      [ ]        [ ]          [ ]
     proxies.

                                         In their discretion, the Proxies are
                                         authorized to vote upon such other
                                         business as may properly come before
                                         the meeting.


                                         Date:                 , 2000
                                         Signature(s)
                                         Signature(s)


                                         PLEASE SIGN EXACTLY AS NAME APPEARS
                                         HEREON. JOINT OWNERS SHOULD EACH SIGN.
                                         WHEN SIGNING AS AN EXECUTOR, CORPORATE
                                         OFFICER OR IN ANY OTHER REPRESENTATIVE
                                         CAPACITY, PLEASE GIVE FULL TITLE AS
                                         SUCH.



                   [arrow up] FOLD AND DETACH HERE [arrow up]

                            YOUR VOTE IS IMPORTANT!

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                                 ITEMS 1 AND 2.


            PLEASE SIGN, DATE AND RETURN THE ABOVE PROXY CARD TODAY
           USING THE POSTAGE-PAID ENVELOPE PROVIDED, WHETHER OR NOT
                   YOU EXPECT TO ATTEND THE SPECIAL MEETING.

                                                                 DIRECTION FORM


                SPECIAL MEETING OF STOCKHOLDERS-[       ], 2000


     INSTRUCTIONS FOR VOTING SHARES HELD BY THE CHARLES SCHWAB TRUST COMPANY ("SCHWAB") AS TRUSTEE UNDER THE TELXON RETIREMENT & UNIFORM MATCHING PROFIT SHARING PLAN (THE "401(K) PLAN")


Pursuant to the 401(k) Plan, I hereby direct Schwab, as 401(k) Plan Trustee, to vote as provided on the enclosed proxy card, in person or by proxy, at the
Special Meeting of Stockholders to be held on [    ], 2000, or any adjournment
or postponement thereof, all the shares of Common Stock of Telxon Corporation credited to my Telxon Stock Fund account under the 401(k) Plan ("Plan Shares")
as of the [    ], 2000 Record Date for the Special Meeting.


UPON THE PROPER COMPLETION AND TIMELY RETURN OF THIS DIRECTION FORM, YOUR SHARES WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF THIS FORM IS NOT RETURNED OR IS RETURNED BUT WITHOUT DIRECTION BEING GIVEN, YOUR PLAN SHARES WILL BE VOTED IN THE SAME PROPORTION AS THOSE SHARES FOR WHICH PROPER VOTING INSTRUCTIONS ARE TIMELY RECEIVED. DIRECTION FORMS MUST BE RECEIVED BY THE
TABULATING AGENT, [    ], NO LATER THAN 5:00 P.M. EASTERN DAYLIGHT SAVINGS TIME
ON [     ], 2000 FOR TABULATION.


       IMPORTANT--THIS DIRECTION FORM IS CONTINUED ON THE REVERSE SIDE.
           PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN TODAY.



                   [arrow up] FOLD AND DETACH HERE [arrow up]



Schwab and the Tabulating Agent will keep your holdings of Plan Shares and your voting instructions on this Direction Form strictly confidential. The accompanying proxy materials have been distributed to you based on information provided by Schwab to the Tabulating Agent (and not to Telxon). If you also own Telxon common stock other than through the 401(k) Plan, you must also complete and separately return a Proxy Card for the voting of those other shares.

                        TELXON CORPORATION 401(K) PLAN
    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.






        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH ITEM BELOW.



                                                                      FOR     WITHHELD     AGAINST

1.   Approval and adoption of the merger and the merger               [ ]        [ ]          [ ]
     agreement among Symbol Technologies, Inc., TX
     Acquisition Corporation and Telxon Corporation.
                                                                      FOR     WITHHELD     AGAINST

2.   To adjourn the meeting, if necessary, to solicit additional      [ ]        [ ]          [ ]
     proxies.

                                         In their discretion, the Proxies are
                                         authorized to vote upon such other
                                         business as may properly come before
                                         the meeting.


                                         Date:       ---------------  , 2000
                                         Signature(s)
                                         Signature(s)


                                         PLEASE SIGN EXACTLY AS NAME APPEARS
                                         HEREON. JOINT OWNERS SHOULD EACH SIGN.
                                         WHEN SIGNING AS AN EXECUTOR, CORPORATE
                                         OFFICER OR IN ANY OTHER REPRESENTATIVE
                                         CAPACITY, PLEASE GIVE FULL TITLE AS
                                         SUCH.



                   [arrow up] FOLD AND DETACH HERE [arrow up]

                            YOUR VOTE IS IMPORTANT!


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 AND 2.


     PLEASE SIGN, DATE AND RETURN THE ABOVE DIRECTION FORM TODAY USING THE
                        POSTAGE-PAID ENVELOPE PROVIDED.